UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

IGM Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39045	77-0349194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road
Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 965-7873

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See the information set forth below in Item 5.07 of this Current Report on Form 8-K, which is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2024, IGM Biosciences, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). Of the 33,566,071 shares of common stock outstanding of April 15, 2024, the record date for the Annual Meeting, 30,182,714 shares of common stock were present in person (including virtually) or by proxy at the Annual Meeting, representing approximately 89.9% of the shares entitled to vote at the Annual Meeting and constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the final voting results with respect to each proposal are as set forth below.

Proposal 1: Election of Directors

Each of the following nominees was elected to serve as a Class II director to serve until the Company’s 2027 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
M. Kathleen Behrens, Ph.D.	27,438,899	733,239	2,010,576
Elizabeth H.Z. Thompson, Ph.D.	28,077,410	94,728	2,010,576
Christina Teng Topsøe	27,546,088	626,050	2,010,576

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2024, was ratified.

For	Against	Abstain	Broker Non-Votes
30,136,577	42,532	3,605	N/A

Proposal 3: Approval of the Certificate of Amendment to the IGM Biosciences, Inc. Amended and Restated Certificate of Incorporation

The approval of a certificate of amendment to the Company's amended and restated certificate of incorporation, which limits the liability of certain officers as permitted by Delaware law (the "Certificate of Amendment"), was approved.

For	Against	Abstain	Broker Non-Votes
27,942,900	226,567	2,671	2,010,576

A description of the Certificate of Amendment is included in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024, which description is incorporated herein by reference. Such description does not purport to be complete, and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Proposal 4: Approval of Stock Option Exchange Program for Employees

The approval of a stock option exchange program for employees (excluding the Company's chief executive officer and non-employee directors), was approved.

For	Against	Abstain	Broker Non-Votes
27,297,288	869,661	5,189	2,010,576

A description of the stock option exchange program for employees is included in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the IGM Biosciences, Inc. Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGM BIOSCIENCES, INC.

Date:	June 14, 2024	By:	/s/ Misbah Tahir
Misbah Tahir Chief Financial Officer